CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

AMENDMENT NO. 1 TO INTERCARRIER MULTI-STANDARD
ROAMING AGREEMENT
BETWEEN
RURAL CELLULAR CORPORATION
AND
CINGULAR WIRELESS LLC

This Amendment No. 1 to the INTERCARRIER MULTI-STANDARD ROAMING AGREEMENT (hereinafter the “Agreement”) is entered into by and between RURAL CELLULAR CORPORATION (“Rural”), on behalf of itself and its Affiliates and CINGULAR WIRELESS LLC (“Cingular”), on behalf of itself and its Affiliates.

WITNESSETH

WHEREAS, Rural and Cingular entered into the Agreement effective June 6, 2003; and

WHEREAS, Rural and Cingular desire to promote GSM technology generally and to increase the availability of roaming services; and

WHEREAS, Rural and Cingular desire to amend the Agreement as hereinafter set forth (“the Amendment”):

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

1.	Effective Date. This Amendment shall be effective as of the date of signature by both Parties (“Effective Date”).

2.	Term. The term of this Amendment shall be coterminous with the Agreement. The initial term of the Agreement is hereby extended until **.

3.	Definition of Affiliate. Section 1, Subsection a. of the Agreement is hereby replaced in its entirety as follows:

1(a). “Affiliate” means **.

4.	**.

5.	**.

6.	**.

7.	Geographic Information. Section 4(f)(iii) of the Agreement is hereby replaced in its entirety as follows:

The Parties agree to provide each other, on no less than a quarterly basis, maps reflecting current GSM coverage **. Either Party may rely upon this data for inclusion in marketing materials and for purposes of educating its employees and

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

customers where GSM services may be available or for use by the Operations Council, unless a Party provides written consent to reliance for another use.

8.	Rates. Rural and Cingular agree that Exhibit 3, Roaming Rates and Terms, attached to the Agreement is hereby deleted in its entirety, and the Parties shall pay each other for the provision of roaming service to each other’s subscribers as set forth below.

A.	GSM Rates for **:

B.	GSM Rates for **:

C.	TDMA Rates:

*TDMA rates will be effective as of January 16th. GSM rates will be effective as of January 1st.

** The first number listed applies to standard airtime and the second number to domestic toll per minutes of use (MOUs).

**.

D.	GPRS/EDGE Rates: **.

E.	SMS Rates: **.

F.	Surcharges and Interconnect Fees. The Parties agree that there shall be no charges for Daily Surcharges. Landline interconnect fees may apply to TDMA calls, but will not apply to GSM calls.

G.	Directory Assistance/International Toll Calls. Cingular will charge Rural $ ** per Directory Assistance Call. Rural will charge Cingular $ ** per Directory Assistance call until such time as Rural can affect a billing change to charge Cingular $ ** per call. International Toll calls shall be at the rates set forth in Exhibit 12.

9.	**.

10.	**.

11.	**.

12.	Performance Liquidated Damages. The Parties agree to the following performance liquidated damages which shall supersede the liquidated damages set forth in Sections 4(f)(i)(A), 4(f)(i)(B) and 4(f)(i)(C) of the Agreement:

**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

13.	Intersystem Handoff. The Parties agree to meet annually to identify appropriate intersystem handoffs at cell sites that border each others networks to improve each Party’s customer experience when roaming. The Parties agree to then commence deployment of such intersystem handoffs as currently specified in Exhibit 6 within ** of the Effective Date and to discuss on an annual basis to deploy any additional intersystem handoffs as quickly as commercially reasonable, but agree that this functionality will be deployed within ** from the date the Parties agree to implement an intersystem handoff. The Parties will sign the Intersystem Handoff agreement attached as Exhibit 7.

14.	**.

15.	**.

16.	**.

17.	**.

18.	Operations Council. In addition to the duties of the Operations Council set forth in Section 4(g) of the Agreement, the Operations Council shall meet on a quarterly basis. **.

19.	**.

20.	**.

21.	Successors and Assigns. Section 29 of the Agreement is hereby replaced in its entirety as follows:

a. Neither Party may, directly or indirectly, sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder, including any assignment or transfer occurring by operation of law, without the written consent of both Parties, except that (i) either Party may assign or delegate its rights or obligations hereunder, except as set forth in subsection (b) below, to an Affiliate of such Party without consent of the other Party, but such assignment or delegation will not relieve the Party of any of its obligations hereunder and (ii) a Party may assign its rights and obligations hereunder to an assignee of its license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument, all obligations of such Party hereunder and thereby becomes a Party hereunder.

b.	**.

22.	**.

23. Partial Invalidity . Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. If the Agreement or this Amendment or any portion thereof cannot be reasonably saved by rendering the contested provision(s) or portions thereof ineffective, the Parties shall use their commercially reasonable efforts to negotiate and to agree upon a cure to the problem if reasonably possible. If the Agreement and the Amendment conflict, the Amendment will control.

24. Ratification. All other terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Cingular and Rural have caused this Agreement to be executed in duplicate counterparts, each of which will be deemed to be an original instrument.

RURAL CELLULAR CORPORATION		CINGULAR WIRELESS LLC

On behalf of itself and its Affiliates		On behalf of itself and its Affiliates

By:		By:

(Authorized Signature)		(Authorized Signature)

Name:	Ann K. Newhall	Name:	Tom Keathley
(Print or type)		(Print or type)

Title: Executive Vice President and COO		Title: Executive Director – SCM

Date:		Date:

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT LIST

1.	**

2.	**

3.	Roaming Rates and Terms

4.	**

5.	**

6.	Intersystem Handoffs

7.	Intersystem Handoff Agreement

8.	**

9.	**

10.	**

11.	**

12.	International Toll Rates for Rural and Cingular

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 1
**

**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 2
**

**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 3
ROAMING RATES AND TERMS

This Exhibit 3 is executed by and between Cingular Wireless LLC and its Affiliates (CINGULAR) and Rural Cellular Corp. and its Affiliates (RCC). The following ** have been agreed to by both parties and all other terms and conditions of the Intercarrier Multi-Standard Roaming Agreement dated June 6th, 2003 will remain in full effect unless otherwise noted.

1.	Cingular 2003 TDMA Rates.

1.1.	**.

1.1.1.	**.

1.1.2.	**.

1.1.3.	**.

2.	Cingular 2004 – 2007 TDMA Rates in **.

2.1	**.

2.2	**.

2.3	**.

3.	Cingular TDMA Rates in **.

3.1	**.

3.2	**.

4.	Cingular GSM Rates.

4.1	**.

4.1	**.

4.3	**.

4.4	**.

4.5	**.

5.	RCC TDMA Rates.

5.1.	**.

5.2.	**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

5.3.	**.

5.4.	**.

6.	RCC GSM Rates.

6.1	**.

6.2	**.

6.3	**.

6.4	**.

7.	Short Message Service (SMS) Rates.

**.

8.	General Packet Radio Service (GPRS) Rates.

**.

9.	Surcharges and Interconnect Fees.

**.

10.	Markets.

**.

11.	**.

Concurred:

CINGULAR		RCC

	Initials		Initials

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 4
**

•     * *.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 5
**

**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

Exhibit 6 — Intersystem Handoffs

Market	Location Cingular		Location RCC
Boston_Connecticut	Bernadston CW	to	Catden (NH) Northfield (MA) West Brattleboro (VT)
Boston_Connecticut	Keene Rt 101	to	West Hill (NH) DT Keene (NH)
Boston_Connecticut	N. Woodstock NH	to	Lincoln (NH)
Boston_Connecticut	Plymouth NH	to	Plymouth (NH) Plymouth State University
Boston_Connecticut	West Lebanon NH	to	Hurricane Hill (VT) Craft Hill (NH) Johstown (NY) Braodalbin (NY) Foutlon (NY)
Upstate NY	Albany NY	to	Gloversville (NY)
Upstate NY	Glen Falls NY	to	Scroon Lake (NY) Granpas Knob (VT)
Upstate NY (New England)	Athol. MA Rt 2	to	Greenfield (MA) Northfield (MA)
Upstate NY (New England)	Keene Rt 101	to	West Hill (NH) DT Keene (NH)
Upstate NY (New England)	N. Woodstock NH	to	Lincoln (NH)

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 7

INTERSYSTEM HANDOVER ATTACHMENT TO INTERCARRIER ROAMER AND LOCAL
WHOLESALE SERIVCE AGREEMENT

          This Inter-System Handover Attachment, including any appendices (the “Attachment”) is by and between Rural Cellular Corporation (“Rural”) having an office at 3905 Dakota St SW, Alexandria, MN 56308, and Cingular Wireless LLC, on behalf of itself and its Affiliates (“Cingular”), having an office at Glenridge Highlands Two, 5565 Glenridge Connector, Suite 1520, Atlanta, Georgia 30342 (hereafter collectively called “Cingular ”).

          WHEREAS, CARRIER and Cingular have entered into an MULTISTANDARD ROAMER SERVICE AGREEMENT as of June 6, 2003 (hereinafter “Roaming Agreement”) which sets forth the obligations of each carrier for handling roaming traffic of the other carrier; and

          WHEREAS, CARRIER and Cingular wish to establish a more detailed agreement regarding the handover of GSM traffic between their respective networks;

          NOW THEREFORE, CARRIER and Cingular agree as follows:

1.	Attachment

This Attachment shall be appended to the Roaming Agreement as is fully set forth therein and all terms and conditions of the Roaming Agreement shall apply to this Attachment, including but not limited to the Term set forth in Section 2.

2.	Definitions.

In addition to the Definitions contained in the Roaming Agreement, the following definitions shall apply:

A.	Inter-System Handover: the process of transferring a GSM call from one switch to another without service interruption. This definition includes handovers from 1900 MHz to 850 MHz, 850 MHz to 1900 MHz, 1900 MHz to 1900 MHz, or 850 MHz to 850 Mz systems. Handover functionality requires interconnecting circuits between the switches and database updates associated with Border Cell Site configurations.

B.	Drive Test: the process by which a carrier’s representative analyzes how the Inter-System Handover functionality is working by physically moving through the area to be covered by that agreement and sampling the technical interface by causing the systems to handover multiple times and verifying such according to the agreed-upon test parameters.

C.	Border Cell Sites: a collection of cell sites physically located along the edges of each carrier’s serving area that are involved in the Handover process. As a caller moves outside the range of one MSC, the call must be handed off to another MSC. Border Cell Sites will act as the interface point to facilitate handover between different switches.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

D.	Affiliate: any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. A Party’s Affiliates also include any entities that control, are controlled by, or are under common control with, any other Affiliate of that Party. **.

3.	Initial Requests

Either party may request GSM Inter-system Handover capability from the other party in areas served by Border Cell Sites. Requests must be made in writing and submitted to the designated contact for the party. The Party receiving the request shall have up to ** to approve or disapprove the request. Upon approval of the Party receiving the request, the request will then be coordinated and implemented by the respective local market network personnel.

4.	Operational Requirements

A.	Implementation

Inter-System Handover implementations will be monitored by the Operations Council as established in Section 4.g of the Roaming Agreement. Each party will use commercially reasonable efforts to implement Inter-System Handover capability within ** of the approval of a request. Requests should be submitted with enough advance notice to ensure adequate time to install, integrate and test Inter-System Handover functionality. All information will be kept private and confidential in accordance with the confidentiality provisions of the Roaming Agreement.

B.	Interconnect Costs

**.

C.	Integration

Both parties will work together to develop a reasonable implementation schedule and test plan for Inter-System Handovers.

D.	Testing

Both parties will mutually agree upon the Drive Test routes to measure and ensure that the performance metrics are met. Drive test routes shall be developed to ensure that all major roadways in the coverage area will be measured, as practically as possible, while representing the mobility patterns of typical subscribers at the time of the data collection. Data samples collected during the Drive Test shall be evenly distributed along the Drive Test route to avoid over-collection of samples in any one specific area to the extent of practicability. Each party will work together to verify handover functionality and use commercially reasonable efforts to resolve problems in a timely manner.

E.	**

**

F.	Charges for Handover calls

**.

5.	Operational Performance

A.	Service Level Agreement

**.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

The party receiving the handover will use commercially reasonable efforts to maintain trunk group availability at ** %.

The Parties agree to use commercially reasonable efforts to add necessary trunk group capacity as needed to support traffic growth.

B.	Network Modifications

Each party agrees to notify the other party ** in advance of all new Border Cell Site Additions and provide the appropriate information to ensure new sites will handover properly.

Each party agrees to notify the other party thirty (30) days in advance of all Border Cell Site modifications that may affect Inter-System Handovers. These include, but are not limited to, changes of antenna type, ERP, antenna height and frequency re-tunes.

C.	Sharing of Information

Each party agrees to meet regularly to discuss network performance and operational issues. These meetings will be scheduled at the discretion of the local market network teams. The local market teams will share and maintain contact information and escalation procedures for problem resolution. Any issues that are not resolved at the local market level will be escalated to the Operations Council for resolution.

D.	Trouble Reporting

Each party will directly notify the other party of system performance issues. Each party agrees to respond with commercially reasonable efforts upon notification of problems affecting this service. Notification shall be sent in accordance with the procedures to be established by the Operations Council.

6.	Dispute Resolution Process

Disputes arising under this Attachment shall be handled in accordance with Section 4.g.2 of the Roaming Agreement. A party may not terminate the Roaming Agreement or this Attachment for a violation of a term contained in this Attachment until the parties have first brought the matter to the attention of the Operations Council and exhausted the dispute resolution process.

7.	Entire Agreement

This Attachment may not be modified or otherwise amended except by a written consent of both parties signed by an authorized representative of each party. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Attachment shall be construed as a general waiver or relinquishment of such term, right or condition. A waiver by either party of any default shall not be deemed a wavier of any other default.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

8.	Partial Invalidity

Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. If the Attachment or any amendment hereto, or any portion thereof cannot be reasonably saved by rendering the contested provision(s) or portions thereof ineffective, the Parties shall use their commercially reasonable efforts to negotiate and to agree upon a cure to the problem if reasonably possible.

9.	Ratification

All other terms and conditions of the Roaming Agreement continue to govern the general roaming relationship of the parties and Inter-System Handover to the extent not set forth above. Such terms and conditions include, but are not limited to, additional definitions, default, dispute resolution, confidentiality, and rates. In the event of a conflict between the terms and conditions of that Roaming Agreement and this Attachment, this Attachment shall control.

     IN WITNESS WHEREOF, CARRIER and Cingular have caused this Attachment to be executed in duplicate counterparts, each of which will be deemed to be an original instrument.

CARRIER	CINGULAR WIRELESS LLC
On behalf of itself and its Affiliates

By:	By:

(Authorized Signature)	(Authorized Signature)

Name:	Name:

(Print or type)	(Print or type)

Title:	Title:

Date:	Date:

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 8
**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 9
**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 10
**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 11
**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 12
Cingular’s Schedule — International Toll Charges

1	Australia; Austria; Bahamas; Belgium; Bermuda; Denmark; Finland; France; Germany; Hong Kong; Ireland; Italy/Vatican City; Israel; Japan; Luxembourg; Monaco; Netherlands; New Zealand; Norway; Singapore; South Africa; Sweden; Switzerland; Taiwan; United Kingdom	$**	$**
2	Andorra; Anguilla; Antigua/Barbuda; Argentina; Aruba; Barbados; Belize; Bolivia; Bosnia-Herzegovina; Brazil; British Virgin Islands; Bulgaria; Cayman Islands; Chile; Colombia; Costa Rica; Croatia; Cyprus; Czech Republic; Dominica; Dominican Republic; Ecuador; El Salvador; Faeroe Islands; French Antilles (Guadeloupe, Martinique, Montserrat); French Guyana; Gibraltar; Greece; Greenland; Grenada; Guatemala; Honduras; Hungary; Iceland; Jamaica; Liechtenstein; Macau; Malaysia; Malta; Mexico; Netherlands Antilles; Nicaragua; Panama; Paraguay; Peru; Philippines; Poland; Portugal; Slovak Republic; Slovenia; South Korea; Spain; St. Kitts & Nevis; St. Lucia; St. Pierre & Miquelon; St. Vincent & the Grenadines; Trinidad & Tobago; Turkey; Turkish Republic of Northern Cyprus; Turks & Caicos Islands; Uruguay; Venezuela; Yugoslavia	$**	$**
3	Albania; Bahrain; Belarus; Brunei; Cape Verde; China; Comoros/Mayotte; Egypt; Estonia; Falkland Islands (Malvinas); French Polynesia; Haiti; India; Indonesia; Jordan; Kuwait; Latvia; Lebanon; Libya; Lithuania; Macedonia; Mariana Islands; Marshall Islands; Mauritius; Moldova; Morocco; Namibia; Norfolk & Antarctica; Oman; Pakistan; Palau; Papua New Guinea; Qatar; Reunion; Romania; San Marino; Saudi Arabia; Seychelles; Syria; Thailand; United Arab Emirates	$**	$**
4	Republic; Guyana; Angola; Armenia; Ascension; Azerbaijan; Bangladesh; Benin; Bhutan; Botswana; Burkina Faso; Burundi; Cambodia; Cameroon; Central African Republic; Chad; Congo; Cook Islands; Cuba; Diego Garcia; Djibouti; Equatorial Guinea; Eritrea; Ethiopia; Fiji; Gabon; Gambia; Georgia; Ghana; Guinea - Bissau; Guinea Iran; Iraq; Côte d’Ivoire; Kazakhstan; Kenya; Kiribati; Kyrgyzstan; Laos; Lesotho; Liberia; Madagascar; Malawi; Maldives; Mali; Mauritania; Micronesia; Mongolia; Mozambique; Myanmar; Nauru; Nepal; New Caledonia; Niger; Nigeria; Niue Island; North Korea; Russia; Rwanda; Sao Tome & Principe; Senegal; Sierra Leone; Solomon Islands; Somali Republic; Sri Lanka; St. Helena; Sudan; Surinam; Swaziland; Tajikistan; Tanzania; Togo; Tokelau; Tonga; Tunisia; Turkmenistan; Tuvalu; Uganda; Ukraine; Uzbekistan; Vanuatu; Vietnam; Wallis-Futuna; Western Samoa; Yemen Arab Republic; Dem. Rep. of Congo; Zambia; Zimbabwe	$**	$**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.12 (b) Redacted

EXHIBIT 12

Rural’s Schedule

     The toll (long distance) rate for International Calls is as follows and does not include taxes or airtime. Any exception toll rates that exist for the countries below will take precedence over the standard rate shown. All shown rates are in U.S Dollars and include both peak and off peak times:

Country	Standard Rate (USD)

Australia, Austria, Bahamas, Barbados, Belgium, Bermuda, Canada, Cayman Islands, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Jamaica, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Taiwan, United Kingdom
$**

Albania, Algeria, American Samoa, Andorra, Angola, Anguilla, Antigua/Barbuda, Argentina, Aruba, Azerbaijan, Bahrain, Bangladesh, Belarus, Benin, Bhutan, Bolivia, Bosnia/Herzegovina, Botswana, Brazil, Burnei, Bulgaria, Burkina Faso, Burundi, BVI (Tortola), Central African Republic, Chile, China, Colombia, Congo, Costa Rica, Cyprus, Czech Republic, Dominica, Dominican Republic, Ecuador, Egypt, El Salvador, Faroe Islands, French Guiana, Gabon, Gambia, Georgia, Ghana, Gibraltar, Greece, Grenada, Guadeloupe, Guatemala, Guinea, Hungary, Iceland, Indonesia, Iran, Israel, Ivory Coast, Jordan, Kazakhstan, Korea (South), Kuwait, Kyrgyzstan, Latvia, Lesotho, Liberia, Libya, Liechtenstein, Lithuania, Luxembourg, Macau, Macedonia, Malawi, Malaysia, Mali, Malta Republic, Martinique, Mauritania, Mexico, Moldova, Mongolia, Montserrat, Mozambique, Namibia, Netherlands Antilles, Niger, Papua New Guinea, Paraguay, Philippines, Portugal, Reunion Island, Romania, Russia, Rwanda, San Marino, Senegal, Slovakia, Slovenia, St Kitts/Nevis, St Lucia, St Pierre/Miquelon, St Vincent/Grenadine, Swaziland, Tajikistan, Thailand, Togo, Trinidad/Tobago, Turkey, Turkmenistan, Turks/Caicos, Uganda, Ukraine, Uruguay, Uzebekistan, Yugoslavia, Zambia, Zimbabwe
$**

Afghanistan, Armenia, Ascension Island, Belize, Cambodia, Cameroon, Cape Verde Islands, Chad, Congo Dem Rep (Zaire), Croatia, Djibouti, Equatorial Guinea, Eritrea, Estonia, Ethiopia, Fiji, French Polynesia, Greenland, Guyana, Haiti, Honduras, India, Iraq, Kenya, Kiribati, Korea (North), Laos, Lebanon, Madagascar, Maldives Republic, Marshall Islands, Mauritius, Mayotte Islands, Micronesia, Monaco, Morocco, Myanmar (Burma), Nepal, New Caledonia, Nicaragua, Nigeria, Oman, Pakistan, Palau, Panama, Peru, Poland, Qatar, Saudi Arabia, Seychelles, Sierra Leone, South Africa, Sri Lanka, Sudan, Suriname, Syria, Tanzania, Tonga, Tunisia, United Arab Emirates, Venezuela, Vietnam, Western Samoa, Yemen Republic
$**

Australian Territories, Cook Islands, Cuba, Diego Garcia, East Timor, Falkland Islands, Guinea-Bissau, Nauru, Niue Islands, Sao Tome/Principe, Solomon Islands, Somalia, St Helena, Tokelau, Tuvalu, Vanuatu, Wallis/Futuna Island
$**

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.